UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

APPLIED OPTOELECTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11c

July 28, 2023
Dear Stockholder:
You are cordially invited to attend the Special Meeting of the Stockholders (the “Special Meeting”) of Applied Optoelectronics, Inc. (the “Company”), on Thursday, September 7, 2023, at 9:30 a.m. Central Time. We plan to hold the meeting at our principal office located at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478.
The items of business are listed in the following Notice of Special Meeting of Stockholders and are more fully addressed in the Proxy Statement. At this meeting you are being asked to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 45,000,000 shares to 80,000,000 shares (“Proposal No. 1”) and the adjournment of the Special Meeting if there are insufficient votes at the Special Meeting to approve Proposal No.1.
Please read the Proxy Statement, which presents important information about the Company and each of the items being presented for stockholder vote. Whether or not you intend to be present in person, your vote is very important. Please vote promptly by telephone or internet or by marking, signing and returning your proxy card so that your shares will be represented. If you attend the meeting you will, of course, have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.
We hope that you will be able to attend the meeting in person. We look forward to seeing you there.
Sincerely yours,
Chih-Hsiang (Thompson) Lin
Chairman and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On September 7, 2023
The special meeting of stockholders (the “Special Meeting”) of Applied Optoelectronics, Inc., a Delaware corporation (the “Company”) will be held on Thursday, September 7, 2023, at 9:30 a.m. Central Time, at our principal offices at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, for the following purposes:
1.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 45,000,000 shares to 80,000,000 shares, which we refer to as Proposal No. 1.

2.
To approve the adjournment of the Special Meeting if there are insufficient votes at the Special Meeting to approve Proposal No. 1, which we refer to as Proposal No. 2.

Our Board of Directors recommends a vote FOR Proposals 1 and 2. Stockholders of record at the close of business on July 19, 2023 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices.
Pursuant to rules adopted by the SEC, we are mailing this Proxy Statement and related materials to our stockholders commencing on or about July 28, 2023. We are also making the proxy materials available to stockholders electronically via the internet at www.proxyvote.com. Please review the accompanying proxy statement and proxy card for instructions on how to access these proxy materials online. We are constantly focused on improving the ways people connect with information and believe that providing additional access to our proxy materials over the internet will increase the ease and ability of our stockholders to connect with the information they need for the Special Meeting.
Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible. If you are a stockholder of record, you may vote your shares by attending the Special Meeting, over the Internet at www.proxyvote.com, telephonically by dialing 1-800-690-6903 or via your enclosed proxy card. If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm will provide a printed set of proxy materials together with a voting instruction form, which you may use to direct how your shares will be voted.
You are cordially invited to join us at the Special Meeting. However, to ensure your representation, we request that you vote at your earliest convenience, whether or not you plan to attend the Special Meeting. You may revoke your proxy at any time prior to the Special Meeting by following the instructions in the accompanying Proxy Statement or by attending the Special Meeting and voting in person. We look forward to seeing you at the Special Meeting.
By order of the Board of Directors,
David Kuo
Chief Legal and Compliance Officer and Corporate Secretary
July 28, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 7, 2023: The Notice of Special Meeting of Stockholders and Proxy Statement are available at www.proxyvote.com using the 16-digit control number included on your proxy card or the instructions that accompanied your proxy materials.
Attending the Meeting
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The meeting will be held at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478.

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Doors open at 9:00 a.m. Central Time.

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Meeting starts at 9:30 a.m. Central Time.

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Attendance at the Special Meeting is limited to our stockholders, their proxyholders and guests of the Company. Proof of Company stock ownership and photo identification is required to attend the Special Meeting.

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The use of cameras or other audio or video recording devices is not allowed.

Questions
For Questions Regarding:	Contact:
Special meeting	Applied Optoelectronics, Inc. Investor Relations David Kuo at david_kuo@ao-inc.com
Stock ownership for registered holders	Continental Stock Transfer & Trust Company (800) 509-5586 (within the U.S. and Canada) or (212) 509-4000 (worldwide) or cstmail@continentalstock.com
Stock ownership for beneficial holders	Please contact your broker, bank or other nominee
Voting for registered holders	Applied Optoelectronics, Inc. Investor Relations David Kuo at David_Kuo@ao-inc.com
Voting for beneficial holders	Please contact your broker, bank or other nominee
Questions for beneficial and register holders	Alliance Advisors at AAOI@allianceadvisors.com Toll-free: (888) 490-5088

Applied Optoelectronics, Inc.

APPLIED OPTOELECTRONICS, INC.
13139 Jess Pirtle Blvd., Sugar Land, TX 77478
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 7, 2023
The Board of Directors (the “Board”) of Applied Optoelectronics, Inc. (the “Company”) is soliciting your proxy for the Special Meeting of Stockholders to be held on September 7, 2023, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement and related materials are first being mailed to stockholders beginning on or about July 28, 2023. References in this Proxy Statement to the “Company,” “we,” “our,” “us” and “Applied Optoelectronics” are to Applied Optoelectronics, Inc. and its consolidated subsidiaries, and references to the “Special Meeting” are to the Special Meeting of Stockholders.
SOLICITATION AND VOTING
Record Date
Only stockholders of record at the close of business on July 19, 2023 will be entitled to notice of and to vote at the meeting and any adjournment thereof. As of this record date there were 31,785,027 shares of common stock outstanding and entitled to vote.
Quorum
A majority of the shares of common stock issued and outstanding as of the record date must be represented at the Special Meeting, either in person or by proxy, to constitute a quorum for the transaction of business at the meeting. Your shares will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your broker or bank) or if you vote in person at the meeting. In addition, shares present in person, but not voting, shares for which we receive signed proxies, but for which holders have abstained from voting, and shares represented by proxies returned by a bank, broker, or other nominee holding shares will each be counted as present for purposes of determining the presence of a quorum.
Vote Required to Adopt Proposals
Each share of our common stock outstanding on the record date is entitled to one vote on each proposal.
Proposal No. 1.   Approval of Proposal No. 1 requires the affirmative vote of a majority of our outstanding shares of capital stock entitled to vote at the Special Meeting. Abstentions will have the same effect as a vote against the proposal. There should be no broker “non-votes” on the proposal because brokers should have discretion to vote on this proposal if beneficial owners do not provide voting instructions for this proposal, as described in more detail below. If there are any broker non-votes, they will have the same effect as a vote against the proposal.
Proposal No. 2.   Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares cast on the proposal at the Special Meeting. Abstentions will have the same effect as a vote against the proposal. There should be no broker “non-votes” on the proposal because brokers should have discretion to vote on this proposal if beneficial owners do not provide voting instructions for this proposal, as described in more detail below. If there are any broker non-votes, they will have no effect on the outcome of the proposal.
Effect of Abstentions and Broker Non-Votes
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Special Meeting for purposes of determining the presence or absence of a quorum, and will count as votes “AGAINST” a proposal, regardless of whether such shares are present in person or represented by proxy at the Special Meeting.

Broker non-votes typically occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee, as applicable, as to how to vote on matters deemed “non-routine”. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to matters that are considered to be “non-routine”.
We have been advised that Proposal No. 1 and Proposal No. 2 will likely be considered “routine matters”. Accordingly, if you hold your shares of common stock in “street name”, your failure to give your broker, bank or other nominee voting instructions will not prevent your shares from being voted in favor of Proposal No.1 or Proposal No. 2. Stockholders who hold their shares in “street name” and do not wish their shares to be voted in favor of, or who wish to abstain with respect to, either or both of Proposal No. 1 and Proposal No. 2 should instruct their broker, bank or other nominee to vote against or abstain with respect to, as the case may be, such proposals.
We encourage you to vote promptly, even if you plan to attend the Special Meeting.
Voting Instructions
If you vote by telephone or internet or by marking, signing, dating and returning your proxy card or otherwise appropriately complete and submit your voting instructions, the persons named as proxies will follow your voting instructions. If no choice is indicated on the proxy card, but the proxy card is signed, the shares will be voted as the Board recommends on each proposal. Many banks and brokerage firms have a process for their beneficial owners to provide instructions via telephone or the internet. The voting form that you receive from your bank, broker or other nominee will contain instructions for voting.
Depending on how you hold your shares, you may vote in one of the following ways:
Stockholders of Record:   You may vote (1) by mailing your signed and dated proxy card or voter instruction card in the prepaid envelope, (2) over the internet at proxyvote.com, (3) by telephone at 1-800-690-6903 (toll-free), or (4) by attending the Special Meeting and voting in person. Please follow the instructions provided on the proxy card and have the proxy card with you if you vote by internet or telephone.
Beneficial Stockholders:   Your bank, broker or other nominee will provide you with a voting instruction card for you to use to instruct them on how to vote your shares. Check the instructions provided by your bank, broker or other nominee to see which options are available to you. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your bank, broker or other nominee.
Votes submitted by telephone or via the internet must be received by 11:59 p.m. Eastern Time on September 6, 2023. Submitting your proxy by telephone or via the internet will not affect your right to vote in person should you later decide to attend the Special Meeting in person.
Revoking or Changing Your Vote
If you are a stockholder of record, you may revoke your proxy and change your vote by returning a later-dated, signed proxy card or delivering written instructions to the Corporate Secretary (which must be received before the polls close at the Special Meeting), by voting again by internet or telephone (by 11:59 p.m. Eastern Time on September 6, 2023), or by voting again at the Special Meeting. Attendance at the Special Meeting will not in and of itself cause your previously voted proxy to be revoked unless you specifically so request or vote again at the Special Meeting. If your shares are held in an account by a bank, brokerage firm or other nominee, you may change your vote by submitting new voting instructions to your bank, brokerage firm or other nominee or, if you have obtained a legal proxy from your bank, brokerage firm or other nominee giving you the right to vote your shares, by attending the Special Meeting and voting in person.
Electronic Availability of Proxy Statement
Pursuant to rules adopted by the SEC, we are making this Proxy Statement and related materials available to stockholders electronically via the internet at www.proxyvote.com. Please review the enclosed proxy card for instructions on how to access these proxy materials and how to vote online. We are constantly focused on improving the ways people connect with information and believe that providing access to our proxy materials over the internet increases the ease and ability of our stockholders to connect with the information they need for the Special Meeting.
Solicitation of Proxies
We will bear the cost of soliciting proxies. We have engaged Alliance Advisors to assist in the solicitation of proxies for the Special Meeting and have agreed to pay Alliance Advisors a fee of $15,000. We will also reimburse Alliance Advisors for reasonable and customary out-of-pocket expenses. In addition, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable, out-of-pocket costs for forwarding proxy and solicitation material to the beneficial owners of common stock. We may use the services of our officers, directors and employees to solicit proxies, personally or by telephone, without additional compensation.
Dissenter’s Rights of Appraisal
Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of Proposal No. 1 or Proposal No. 2.
Interest of Certain Persons in Matters to Be Acted Upon
None of our directors or executive officers, nor any of their associates, have any substantial interest, direct or indirect, in Proposal No. 1 or Proposal No. 2.
Voting Results
We will announce preliminary voting results at the Special Meeting. We will report final results in a Form 8-K report filed with the SEC.

PROPOSAL NO. 1
APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
The Board is asking our stockholders to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of common stock from 45,000,000 shares to 80,000,000 shares (the “Charter Amendment”).
The Board proposed this amendment for approval by our stockholders at the Company’s 2023 annual meeting of stockholders that was held on June 8, 2023, but the proposal failed by a narrow margin (1.62% or 469,306 shares) to receive the affirmative vote of a majority of our outstanding shares of capital stock entitled to vote at the 2023 annual meeting.
As discussed in more detail below following the caption “Reasons for the Increase in Authorized Shares,” the Board believes that the availability of additional authorized shares of common stock will be needed to provide us with additional flexibility to issue common stock for a variety of general corporate purposes and allow us to capitalize on important opportunities with respect to our growth, expansion and recruiting priorities.
If our stockholders approve the Charter Amendment, we expect to file a certificate of amendment with the Secretary of State of the State of Delaware to increase the number of authorized shares of our common stock as soon as practicable following stockholder approval. In this regard, upon filing of the proposed Charter Amendment with the Secretary of State of the State of Delaware, the first paragraph of Article IV of the Charter would be amended as follows, with the proposed additions underlined and proposed deletions stricken through:
“The total number of shares of capital stock which the Corporation shall have authority to issue is ~~50,000,000~~85,000,000, of which (i) ~~45,000,000~~80,000,000 shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) 5,000,000 shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).”
Under the Charter Amendment, the authorized number of shares of preferred stock would remain unchanged.
As of June 30, 2023, our common stock share utilization was as follows:
Number of Shares of Common Stock
Authorized for issuance	45,000,000
Issued and outstanding	31,785,027
Reserved for issuance (excluding equity compensation)	4,587,000
Issuable pursuant to outstanding equity awards under equity compensation plans	5,349,408
Reserved and available for future issuance under our equity compensation plans	739,779
Total share usage (sum of issued and outstanding and reserved for issuance)	42,461,214
Total share usage as percentage of authorized	94.4%
As a result, only approximately 2,538,786 shares of our common stock (or 5.6% of the total authorized common shares) remain available for future issuance.
The Charter Amendment would increase the number of shares of common stock that we are authorized to issue from 45,000,000 shares to 80,000,000 shares, representing an increase of 35,000,000 shares of authorized common stock.

Reasons for the Increase in Authorized Shares
The Board believes that the availability of additional authorized shares of common stock will be needed to provide us with additional flexibility to issue common stock for a variety of general corporate purposes as the Board may determine to be desirable. The additional shares of common stock, if approved, may be used for various purposes without further stockholder approval. This includes, but is not limited to, using common stock as consideration for acquisitions, mergers, business combinations or other corporate transactions, raising equity capital, including any future at-the-market equity programs, conducting convertible debt financings or making modifications to existing convertible debt, adopting additional employee benefit plans or reserving additional shares for issuance under existing plans, implementing stock splits or stock dividends and other general corporate purposes. At present, we do not have any plans, arrangements or understandings to issue any of the additional shares of common stock that would be available as a result of the approval of this proposal, other than through our existing at-the-market offering program and equity compensation plans. However, unless our stockholders approve the Charter Amendment, we may not have sufficient unissued and unreserved authorized shares to engage in similar transactions in the future or to act on important growth, expansion and recruiting priorities when they present.
Our growth to date has largely occurred through incremental expansion using our own resources. We believe, however, that there could be opportunities for the Company’s further growth and expansion that could involve acquiring other companies, businesses and technologies or merging with existing companies. With our current share usage, executing on these opportunities would be difficult if and when they present, particularly if the transactions are structured to involve the transfer or exchange of our capital stock. Similarly, we believe that there are large existing and potential new markets within which we may have opportunities to expand our manufacturing operations or launch new research and development programs. Having additional shares of common stock available for issuance would allow us to, among other things, complete equity financing transactions to raise funds for such expansion and additional research and development programs.
Further, our success also depends in part on our continued ability to attract, retain, and motivate highly qualified management and key personnel. Our business needs dictate that we must have world-class talent in some highly specialized skillsets. If this proposal is not approved by our stockholders, the lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to attract and retain top tier talent and, as a result, could adversely impact our ability to achieve our growth objectives and other strategic goals.
Effect of Increase in Authorized Shares
The Charter Amendment would not change the number of shares of common stock outstanding, nor will it have any immediate dilutive effect. However, if this proposal is approved, unless otherwise required by applicable law or Nasdaq rules, the Board will be able to issue the additional shares of common stock from time to time in its discretion without further action or authorization by the stockholders. Any future issuance of additional shares of common stock authorized by the Charter Amendment may occur at times or under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of our common stock, none of whom have preemptive rights under the Charter to subscribe for additional securities that we may issue.
The Charter Amendment has been prompted by business and financial considerations. The Board currently is not aware of any attempt by a third-party to accumulate shares of common stock or take control of the Company by means of a merger, tender offer or solicitation in opposition to management or the Board. Moreover, we currently have no plans to issue newly authorized shares of common stock to discourage third parties from attempting to take over the Company. However, the Charter Amendment could, under certain circumstances have an anti-takeover effect or delay or prevent a change in control of the Company by providing the Company the capability to engage in actions that would be dilutive to a potential acquiror, to pursue alternative transactions, or to otherwise increase the potential cost to acquire control of the Company. Thus, while we currently have no intent to use the additional authorized shares as an anti-takeover device, the Charter Amendment may have the effect of discouraging future unsolicited takeover attempts.

Once the Charter Amendment is approved, no further action by the stockholders would be necessary prior to the issuance of additional shares of common stock unless required by applicable law or Nasdaq rules. Each of the newly authorized shares of common stock will have the same rights and privileges as currently authorized shares of common stock. Adoption of the Charter Amendment will not affect the rights of the holders of currently outstanding common stock, nor will it change the par value of the common stock.
Vote Required and Board of Directors Recommendation
The affirmative vote of a majority of the outstanding shares of our capital stock entitled to vote at the Special Meeting is required to approve this Proposal No. 1.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” PROPOSAL NO. 1 AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL NO. 2
APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING
The Board is asking our stockholders to approve adjournment of the Special Meeting if the number of shares of common stock present in person or represented by proxy at the Special Meeting and voting “FOR” the Charter Amendment are insufficient to approve Proposal No. 1. In such an event, adjournment of the Special Meeting will enable us to solicit additional proxies in favor of Proposal No. 1. A stockholder vote may be taken on Proposal No. 1 prior to any such adjournment if there are sufficient votes to approve Proposal No. 1.
The Board believes that, if the number of shares of common stock voted in favor of Proposal No.1 at the Special Meeting is insufficient to approve such proposal, it is in the best interests of our stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal.
If the Special Meeting is adjourned or postponed, Stockholders who have already sent in their proxies may revoke them at any time prior to their use at the Special Meeting as so adjourned or postponed. If the adjournment is for more than thirty days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Special Meeting. For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of Proposal No. 1.
Vote Required and Board of Directors Recommendation
For this Proposal No. 2 to be approved by the stockholders at the Special Meeting, the number of votes cast for approval of this Proposal No. 2 must exceed the aggregate number of votes cast against approval and abstentions.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” PROPOSAL NO. 2 AS DESCRIBED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and footnotes set forth information with respect to the beneficial ownership of our common stock as of June 30, 2023 by:
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each stockholder, or group of affiliated stockholders, who we know beneficially owns more than 5% of the outstanding shares of our common stock;

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each of our named executive officers;

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each of our current directors and nominees; and

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all of our current directors and current executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, we believe each person identified in the table possesses sole voting and investment power with respect to all shares of common stock beneficially owned by them.
Applicable percentage ownership in the following table is based on 31,785,027 shares of common stock outstanding as of June 30, 2023. Shares of common stock subject to options currently exercisable or exercisable within 60 days of June 30, 2023, and restricted stock units, or RSUs, which vest or will vest within 60 days of June 30, 2023, are deemed to be outstanding for calculating the number and percentage of outstanding shares of the person holding such options or RSUs, but are not deemed to be outstanding for calculating the percentage ownership of any other person. Beneficial ownership or voting power representing less than 1% is denoted with an asterisk (*).
Unless otherwise noted below, the address of each person listed on the table is c/o Applied Optoelectronics, Inc., 13139 Jess Pirtle Blvd, Sugar Land, Texas 77478.
Names of Beneficial owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% or Greater Stockholders:
Citadel Advisors LLC and related entities and persons(1)	1,830,933	5.8%
Directors and Named Executive Officers:
Chih-Hsiang (Thompson) Lin(2)	767,454	2.4%
Che-Wei Lin	147,838	*
William H. Yeh	158,330	*
Richard B. Black(3)	138,567	*
Cynthia DeLaney(4)	69,913	*
Min-Chu (Mike) Chen(5)	132,436	*
Elizabeth Loboa	80,586	*
Hung-Lun (Fred) Chang(6)	84,533	*
Stefan J. Murry(7)	111,093	*
Shu-Hua (Joshua) Yeh(8)	192,344	*
David Kuo(9)	29,738	*
All executive officers and directors as a group (11 persons)(10)	1,912,832	6.0%

(1)
Beneficial ownership as of December 31, 2022 as reported by Citadel Advisors LLC (“Citadel Advisors”) on a Schedule 13G/A filed with the SEC on February 14, 2023. The 13G/A reports shared voting and dispositive power with respect to 1,715,286 shares by Citadel Advisors, Citadel Advisors Holdings LP and Citadel GP LLC, and with respect to 115,647 shares by Citadel Securities LLC, Citadel Securities Group LP and Citadel Securities GP LLC. In addition, the 13G/A reports shared voting and dispositive power with respect to 1,830,933 shares by Kenneth Griffin. The mailing address is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.
(2)
Includes (i) 165,348 shares of common stock issuable upon the exercise of stock options within 60 days of June 30, 2023; (ii) 521,405 shares of common stock; and (iii) 80,701 RSUs which vest within 60 days of June 30, 2023. Dr. Lin is our President, Chief Executive Officer and Chairman of the Board.

(3)
Includes (i) 130,405 shares of common stock; and (ii) 8,162 shares of common stock held of record by Heather B. Black Revocable Trust, which Heather Black is trustee and has the sole voting and dispositive power over such shares. Ms. Black is Mr. Black’s spouse. Mr. Black is a member of our Board.

(4)
Includes (i) 67,533 shares of common stock; and (ii) 2,380 shares of common stock held of record by Norman Kinsella. Mr. Kinsella is Ms. DeLaney’s spouse. Ms. DeLaney is a member of our Board.

(5)
Includes (i) 117,436 shares of common stock; and (ii) 15,000 shares of common stock held of record by Yuh-Mei Chung. Ms. Chung is Dr. Chen’s spouse. Dr. Chen is a member of our Board.

(6)
Includes (i) 2,225 shares of common stock issuable upon the exercise of stock options within 60 days of June 30, 2023; (ii) 56,243 shares of common stock; and (iii) 26,065 RSUs which vest within 60 days of June 30, 2023. Dr. Chang is our Senior Vice President and North America General Manager.

(7)
Includes (i) 16,000 shares of common stock issuable upon the exercise of stock options within 60 days of June 30, 2023; (ii) 66,906 shares of common stock; and (iii) 28,187 RSUs which vest within 60 days of June 30, 2023. Dr. Murry is our Chief Financial Officer and Chief Strategy Officer.

(8)
Includes (i) 17,000 shares of common stock issuable upon the exercise of stock options within 60 days of June 30, 2023; (ii) 151,167 shares of common stock; and (iii) 24,177 RSUs which vest within 60 days of June 30, 2023. Mr. Yeh is our Senior Vice President and Asia General Manager.

(9)
Includes (i) 12,662 shares of common stock; and (ii) 17,076 RSUs which vest within 60 days of June 30, 2023. Mr. Kuo is our Senior Vice President and Chief Legal Officer.

(10)
Includes (i) 200,573 shares of common stock issuable upon the exercise of stock options within 60 days of June 30, 2023; (ii) 1,510,511 shares of common stock; (iii) 176,206 RSUs that vest within 60 days of June 30, 2023 and (iv) 25,542 shares of common stock held by beneficial ownership.

STOCKHOLDER PROPOSALS OR NOMINATIONS
TO BE PRESENTED AT NEXT ANNUAL MEETING
Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for the 2024 annual meeting. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to the Corporate Secretary at our principal executive offices no later than the close of business on December 29, 2023 (120 days prior to the anniversary of the date proxy materials for the 2023 annual meeting were released to stockholders). Stockholders must comply with the procedures and requirements of Rule 14a-8 for their proposal to be included on our proxy statement for the 2024 annual meeting.
Submitting a stockholder proposal does not guarantee that we will include it in our Proxy Statement. Our nominating and corporate governance committee reviews all stockholder proposals and makes recommendations to the Board for actions on such proposals.
In addition, our Bylaws provide that any stockholder intending to nominate a candidate for election to the Board or to propose any business at our 2024 annual meeting, other than non-binding proposals presented pursuant to Rule 14a-8 under the Exchange Act, must give notice to the Corporate Secretary at our principal executive offices, not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given), which for 2024, will be no earlier than the close of business on February 9, 2024 nor later than the close of business on March 10, 2024. The notice must include the information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock. If the 2024 annual meeting is held more than 30 days before or after June 8, 2024, the first anniversary of the date of the 2023 annual meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day prior to the 2024 annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. In addition to satisfying the foregoing requirements under our Bylaws with respect to advance notice of any nomination, any stockholder that intends to solicit proxies in support of director nominees other than the Company’s nominees for the 2024 annual meeting in accordance with SEC Rule 14a-19 must provide notice to the Corporate Secretary at the address above no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting (for the 2024 annual meeting, such notice must be provided by April 9, 2024). Any such notice of intent to solicit proxies must comply with all the requirements of Rule 14a-19. We will not entertain any proposals or nominations at the meeting that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, as applicable, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any stockholder proposal or nomination. To make a submission or request a copy of our Bylaws, stockholders should contact our Corporate Secretary. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.
TRANSACTION OF OTHER BUSINESS
As of the date of this Proxy Statement, the Board knows of no other business that will be conducted at the Special Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy on such matters in accordance with their best judgment.
HOUSEHOLDING
The U.S. Securities and Exchange Commission, or SEC, has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering one copy of these materials, other than the proxy card, to those stockholders. This process, which is commonly referred to as “householding,” can mean extra convenience for stockholders and cost savings for the Company. Beneficial stockholders can request information about householding from their banks, brokers, or other nominees. Through householding, stockholders of record who have the same address and last name will receive only one copy of our proxy statement and related materials, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce printing costs and postage fees.
If you are eligible for and would like to participate in householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the proxy statement and related materials, or if you are receiving multiple copies of these documents and you would like future deliveries for your household to be limited to a single copy, please contact Broadridge Householding Department, in writing, at 51 Mercedes Way, Edgewood, New York 11717, or by phone at (800) 542-1061 or (866) 540-7095. If, at any time, you no longer wish to participate in householding and would prefer to receive separate copies of the proxy statement and related materials, please notify your broker if you are a beneficial stockholder.
By order of the Board,
David Kuo
Chief Legal and Compliance Officer and Corporate Secretary
July 28, 2023

APPLIED OPTOELECTRONICS, INC.

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V21104-S70652 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

APPLIED OPTOELECTRONICS, INC.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

APPLIED OPTOELECTRONICS, INC.ATTN: LEGAL DEPARTMENT13139 JESS PIRTLE BLVD.SUGAR LAND, TX 77478VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic deliveryof information. Vote by 11:59 P.M. ET on September 6, 2023. Have your proxycard in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using theInternet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 P.M. ET on September 6, 2023. Have your proxy card in hand when youcall and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. APPLIED OPTOELECTRONICS, INC. The Board of Directors recommends you vote FOR proposals 1 and 2. 1. To approve the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock ("Proposal No. 1"). 2. To approve an adjournment of the Special Meeting if there are insufficient votes at the Special Meeting to approve Proposal No.1. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment orpostponement of the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer. ignature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com. APPLIED OPTOELECTRONICS, INC.Special Meeting of StockholdersSeptember 7, 2023 9:30 A.M. Central Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoints Chih-Hsiang (Thompson) Lin and David Kuo, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of APPLIED OPTOELECTRONICS, INC. that the stockholder(s) is/areentitled to vote at the Special Meeting of Stockholders to be held at 9:30 A.M. Central Time on September 7, 2023, at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR Proposals 1 and 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting. Continued and to be signed on reverse side